CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Diatom Corporation, a Nevada corporation (the "Company"), on Form 10-QSB for the third quarter ended September 30, 2006  as filed with the Securities and Exchange Commission (the "Report"), I, J. Dan Sifford Sole Officer/Director of the Company, certify, pursuant to 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2006

/s/J. Dan Sifford
J. Dan Sifford
Sole Officer/Director